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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
February 20, 2014 (February 19, 2014)

HOLLYFRONTIER CORPORATION (Exact name of registrant as specified in its charter)
Delaware	001-03876	75-1056913
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2828 N. Harwood, Suite 1300, Dallas, Texas 75201
(Address of Principal Executive Offices)

(214) 871-3555
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))
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Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On February 19, 2014, the Board of Directors (the “Board”) of HollyFrontier Corporation (the “Corporation”) adopted an amendment and restatement of the Corporation’s by-laws (the “Amended By-Laws”), effective as of such date, to clarify the requirement for service as a director by deleting the provision in Article III, Section 12, which provided that a person will not be eligible to be a nominee for election or reelection to the Board if he or she is or will be compensated by any person or entity other than the Corporation in connection with service or action as a director.
The foregoing summary description of the amendments made in the Amended By-Laws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended By-Laws, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
3.1	Amended and Restated By-Laws of HollyFrontier Corporation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLYFRONTIER CORPORATION

By:        /s/ Douglas S. Aron
    Name:    Douglas S. Aron
Title:     Executive Vice President and Chief Financial Officer

Date:    February 20, 2014
EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated By-Laws of HollyFrontier Corporation.